                                                                   Exhibit 10.10








                        A.T. MASSEY COAL COMPANY, INC.

                           SUPPLEMENTAL BENEFIT PLAN





                            Effective January 1, 1995

                        A.T. Massey Coal Company, Inc.
                           Supplemental Benefit Plan
                           Effective January 1, 1995



                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
                                                                       ----
INTRODUCTION..........................................................    1

ARTICLE I          DEFINITIONS........................................    2

       1.01.   Actuarial Equivalent...................................    2
       1.02.   Affiliate..............................................    2
       1.03.   Beneficiary............................................    2
       1.04.   Board..................................................    2
       1.05.   Code...................................................    2
       1.06.   Committee..............................................    2
       1.07.   Company................................................    2
       1.08.   Credited Service.......................................    2
       1.09.   Disability or Disabled.................................    2
       1.10.   Eligible Employee......................................    2
       1.11.   Participant............................................    2
       1.12.   Pension Plan...........................................    3
       1.13.   Plan...................................................    3
       1.14.   Qualified Preretirement Survivor Annuity...............    3
       1.15.   Retirement and Retire..................................    3
       1.16.   Surviving Spouse or Spouse.............................    3

ARTICLE II         PARTICIPATION......................................    4

ARTICLE III        BENEFITS...........................................    5

       3.01.   Amount of Benefit......................................    5
       3.02.   Timing and Form of Payment.............................    5
       3.03.   Disability.............................................    6
       3.04.   Death Benefits.........................................    6

ARTICLE IV         GUARANTEES.........................................    7

ARTICLE V          TERMINATION OF EMPLOYMENT..........................    8

       5.01.   Termination of Employment..............................    8
       5.02.   Vesting................................................    8
       5.03.   Reemployment...........................................    8

                        A.T. Massey Coal Company, Inc.
                           Supplemental Benefit Plan
                           Effective January 1, 1995

ARTICLE VI         TERMINATION, AMENDMENT OR MODIFICATION OF PLAN......     9

        6.01.  Amendment or Termination................................     9
        6.02.  Notice Requirement......................................     9
        6.03.  Limitation on Amendment, Termination, etc...............     9
        6.04.  Effect of Plan Termination..............................     9

ARTICLE VII        OTHER BENEFITS AND AGREEMENTS.......................    10

ARTICLE VIII       RESTRICTIONS ON TRANSFER OF BENEFITS................    11

ARTICLE IX         ADMINISTRATION OF THE PLAN..........................    12

        9.01.  The Committee...........................................    12
        9.02.  Indemnification of the Committee........................    12
        9.03.  Powers of the Committee.................................    12
        9.04.  Information.............................................    12
        9.05.  Claims Procedure........................................    12

ARTICLE X          MISCELLANEOUS.......................................    13

        10.01. Binding Nature..........................................    13
        10.02. Governing Law...........................................    13
        10.03. Use of Masculine and Feminine; Singular and Plural......    13
        10.04. No Guarantee of Employment..............................    13

ARTICLE XI         ADOPTION............................................    14

                        A.T. Massey Coal Company, Inc.
                          Supplemental Benefit Plan
                          Effective January 1, 1995


                                 INTRODUCTION
                                 ------------

        The Board of Director of A.T. Massey Coal Company, Inc. has adopted the Supplemental Benefit Plan effective January 1, 1995. The Board determined that the adoption of the Plan would assist it in attracting and retaining those employees whose judgment, abilities and experience will contribute to its continued progress. The purpose of the Plan is to provide a benefit for those employees whose benefits under the Company's Pension Plan are limited by the application of sections 415 and 401(a)(17) of the Code and who are selected by the Committee to participate in the Plan.

        The Plan is intended to be unfunded and maintained primarily for the purpose of providing deferred compensation for a "select group of management or highly compensated employees" (as such phrase is used in the Employee Retirement Income Security Act of 1974). The Plan must be administered and construed in a manner that is consistent with that intent.

                        A.T. Massey Coal Company, Inc.
                          Supplemental Benefit Plan
                          Effective January 1, 1995


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

      The following phrases or terms have the indicated meanings:

1.01. Actuarial Equivalent means a benefit of equivalent value based on the
      --------------------
factors and assumptions employed in determining actuarial equivalencies to the normal form of benefit under the Pension Plan.

1.02. Affiliate means (i) any entity that is a member of a controlled group of
      ---------
corporations as defined in Code Section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(c), of which the Company is a member according to Code section 414(b); (ii) an unincorporated trade or business that is under common control with the Company as determined according to Code section 414(c); or (iii) a member of an affiliated service group of which the Company is a member according to Code section 414(m).

1.03. Beneficiary means the person, persons, entity, entities or the estate of a
      -----------
Participant, which in accordance with the provisions of the Pension Plan, is entitled to receive benefits under the Pension Plan on account of the Participant's death.

1.04. Board means the Board of Directors of A.T. Massey Coal Company, Inc.
      -----

1.05. Code means the Internal Revenue Code of 1986, as amended.
      ----

1.06. Committee means the Executive Benefit Committee appointed by the Board
      ---------
which shall, in accordance with the provisions of Article IX hereof, be responsible for the management and administration of the Plan.

1.07. Company means A.T. Massey Coal Company, Inc.
      -------

1.08. Credited Service means a participant's years of credited service as
      ----------------
defined in section 1.16 of the Pension Plan.

1.09. Disability or Disabled shall have the same meanings such terms have under
      ----------    --------
the Pension Plan.

1.10. Eligible Employee means an individual who (i) is employed by the Company
      -----------------
or an Affiliate; (ii) is a member of management or is a highly compensated employee; and (iii) whose Pension Plan benefits are limited by Code sections 415 or 401(a)(17) or both.

1.11. Participant means an Eligible Employee who is designated by the Committee
      -----------
to participate in the Plan in accordance with Article II. An individual shall remain a Participant

                        A.T. Massey Coal Company, Inc.
                          Supplemental Benefit Plan
                          Effective January 1, 1995

only so long as the individual remains an Eligible Employee and his designation as a Participant has not been revoked or rescinded.

1.12. Pension Plan means the Coal Company Employees' Pension Plan.
      ------------

1.13. Plan means the A.T. Massey Coal Company, Inc. Supplemental Benefit Plan.
      ----

1.14. Qualified Preretirement Survivor Annuity means the monthly benefit payable
      ----------------------------------------
to the Surviving Spouse, if any, on the death of a Participant prior to the first day of the first month for which a benefit is payable under the Plan and in the form described in the Pension Plan.

1.15. Retirement and Retire mean severance from employment with the Company or
      ----------     ------
an Affiliate on or after becoming eligible for early, normal or delayed retirement under the Pension Plan; except as provided in Article V of the Plan.

1.16. Surviving Spouse or Spouse means the person to whom the Participant was
      ----------------    ------
legally married on his Retirement or death, if earlier.

                        A.T. Massey Coal Company, Inc.
                          Supplemental Benefit Plan
                          Effective January 1, 1995

                                  ARTICLE II

                                 PARTICIPATION
                                 -------------

        An Eligible Employee who is designated to participate in the Plan by the Committee shall become a Participant in the Plan as of the date specified by the Committee. A Participant shall continue to participate until such date as the Committee may declare he is no longer a Participant or until the date that he is no longer an Eligible Employee.

                        A.T. Massey Coal Company, Inc.
                          Supplemental Benefit Plan
                          Effective January 1, 1995

                                  ARTICLE III

                                   BENEFITS
                                   --------

3.01.   Amount of Benefit
        -----------------

        A Participant shall be entitled upon Retirement to a monthly Retirement benefit payable as an annuity for the Participant's lifetime to the Participant or his Beneficiary and which is equal to Actuarial Equivalent (determined as a straight life annuity) of the difference between (a) and (b) below where:

        (a) equals the Pension benefit that would have been payable to the Participant under the Pension Plan, but for the limits set forth in Code section 401(a)(17) and 415, if applicable, and

        (b) equals the benefit that the Participant is entitled to receive under the Pension Plan.

3.02.   Timing and Form of Payment
        --------------------------

        (a) The payment of any benefit under this Article shall begin at the time designated by the Committee (but in no event prior to the date on which the Participant is first eligible to receive an actual payment of a retirement benefit under the Pension Plan and not later than the latest date by which payments must have commenced under the Pension Plan).

        (b) The benefit payable under this Article shall be computed and paid in the manner designated by the Committee from time to time.

        (c) If the Committee has not designated the date as of which retirement benefits are scheduled to begin under the Plan, then unless the Committee acts to determine a different manner of payment the committee shall be deemed to have made a designation that the Plan's benefit payments shall begin at the same time as retirement benefits from the Pension Plan are scheduled to commence and shall be payable to the Participant or the Beneficiary designated pursuant to the Pension Plan for the same period and in the same form as the Participant's retirement under the Pension Plan.

        (d) Benefits not payable in the normal form of benefit described in the Pension Plan or commencing prior to what would have been the Participant's normal retirement date under the Pension Plan, must be the Actuarial Equivalent of the normal form of benefit and reduced to reflect early commencement based on the factors and assumptions employed under the Pension Plan. Benefits payable upon postponed retirement will be increased on an Actuarially Equivalent basis, using the factors employed under the Pension Plan.

                        A.T. Massey Coal Company, Inc.
                          Supplemental Benefit Plan
                          Effective January 1, 1995

3.03.   Disability
        ----------

        If a Participant becomes Disabled prior to his Retirement and during his employment with the Company or an Affiliate, he shall be entitled to receive a benefit calculated and paid in the same manner as set forth in Plan sections
3.01 and 3.02 based on the years of Credited Service earned by the Participant as of the date he becomes Disabled. Such benefit shall be payable at what would have been the Participant's normal retirement date under the Pension Plan or as of the date the Participant is first eligible for retirement under the Pension Plan, if earlier.

3.04.   Death Benefits
        --------------

        (a) If a Participant dies prior to Retirement, and if he has attained a vested or nonforfeitable interest in his Pension Plan benefit, the Participant's Surviving Spouse will be entitled to receive a Qualified Preretirement Survivor Annuity commencing on what would have been the Participant's earliest retirement age under the Pension Plan. The amount of the Qualified Preretirement Survivor Annuity will be calculated as set forth in Plan section 3.01 and 3.02 and based on the years of Credited Service earned by the Participant as of his death.

        (b) If a Participant dies after benefit payments begin under the Plan, benefits will be paid in accordance with the form of payment elected by the Participant under the terms of the Pension Plan.

                        A.T. Massey Coal Company, Inc.
                          Supplemental Benefit Plan
                          Effective January 1, 1995

                                  ARTICLE IV

                                  GUARANTEES
                                  ----------

        The Company has only a contractual obligation to pay the benefits described in Article III. All benefits are to be satisfied solely out of the general corporate assets of the Company which shall remain subject to the claims of its creditors. No assets of the Company will be segregated or committed to the satisfaction of its obligations to any Participant or Beneficiary under this Plan.

                        A.T. Massey Coal Company, Inc.
                          Supplemental Benefit Plan
                          Effective January 1, 1995

                                   ARTICLE V

                           TERMINATION OF EMPLOYMENT
                           -------------------------

5.01.   Termination of Employment
        -------------------------

        Except as provided in section 5.02 below, a Participant who ceases to be an Eligible Employee or whose employment with the Company and its Affiliates is terminated either with or without cause, for reasons other than death, Retirement or Disability shall immediately cease to be a Participant under this Plan and shall forfeit all rights under this Plan. Further, except as provided in section 5.02 below, in no event shall an individual who was a Participant but is not a Participant at the time of such individual's death, Retirement or Disability, be entitled to any benefit under the Plan. A Participant on authorized leave of absence from the Company shall not be deemed to have terminated employment or lost his status as an Eligible Employee for the duration of such leave of absence.

5.02.   Vesting
        -------

        A Participant's right to a benefit under this Plan shall be fully vested and nonforfeitable after the completion of five years of Credited Service.

5.03.   Reemployment
        ------------

        A Participant who ceases to be an employee of the Company and who is subsequently reemployed by the Company shall not accrue any additional benefits on account of such later service for periods in which he is not a Participant.

                        A.T. Massey Coal Company, Inc.
                           Supplemental Benefit Plan
                           Effective January 1, 1995


                                   ARTICLE VI

                TERMINATION, AMENDMENT OR MODIFICATION OF PLAN
                ----------------------------------------------

6.01.   Amendment or Termination
        ------------------------

        Except as otherwise specifically provided, the Company reserves the right to terminate, amend or modify this Plan, wholly or partially, at any time and from time to time. Such right to terminate, amend or modify the Plan shall be exercised by the Board.

6.02.   Notice Requirement
        ------------------

        (a) Plan section 6.01 notwithstanding, no action to terminate the Plan shall be taken except upon written notice to each Participant to be affected thereby, which notice shall be given not less than thirty (30) days prior to such action.

        (b) Any notice which shall be or may be given under the Plan shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company such notice shall be addressed to it at 4 North Fourth Street, Richmond, Virginia 23219; addressed to the attention of the Senior Vice President and General Counsel. If notice is to be given to a Participant, such notice shall be addressed to the Participant's last known address.

6.03.   Limitation on Amendment, Termination, etc.
        ------------------------------------------

        The rights of the Company set forth in Plan section 6.01 are subject to the condition that the Board or its delegate shall take no action to terminate the Plan or decrease the benefit that has commenced prior to the effective date of the amendment or termination or would become payable if the Participant terminated for any reason (other than for cause) including death, on such effective date.

6.04.   Effect of Plan Termination
        --------------------------

        Except as provided in Plan sections 6.01 and 6.03 and in the following sentence, upon the termination of this Plan by the Board, the Plan shall no longer be of any further force or effect, and neither the Company, any Affiliate nor any Participant shall have any further obligation or right under this Plan. Likewise, the rights of any individual who was a Participant and whose designation as a Participant is revoked or rescinded by the Committee shall cease upon such action except with respect to benefits that have accrued for such individual as of the date of revocation or rescission, provided that such individual has satisfied the requirement of Plan section 5.02 at the time of revocation or rescission.

                        A.T. Massey Coal Company, Inc.
                           Supplemental Benefit Plan
                           Effective January 1, 1995

                                  ARTICLE VII

                         OTHER BENEFITS AND AGREEMENTS
                         -----------------------------

        The benefits provided for a Participant and his Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program of the Company for its employees, and, except as may otherwise be expressly provided for, the Plan shall supplement and shall not supersede, modify or amend any other plan or program of the Company in which a Participant is participating.

                        A.T. Massey Coal Company, Inc.
                           Supplemental Benefit Plan
                           Effective January 1, 1995

                                  ARTICLE VIII

                      RESTRICTIONS ON TRANSFER OF BENEFITS
                      ------------------------------------

        No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Participant or Beneficiary under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right to a benefit hereunder, then such right or benefit, in the discretion of the Committee, shall cease and terminate, and, in such event, the Committee may hold or apply the same or any part thereof for the benefit of such Participant or Beneficiary, his or her spouse, children, or other dependents, or any of them, in such manner and in such portion as the Committee may deem proper.

                        A.T. Massey Coal Company, Inc.
                           Supplemental Benefit Plan
                           Effective January 1, 1995

                                   ARTICLE IX

                           ADMINISTRATION OF THE PLAN
                           --------------------------

9.01.   The Committee
        -------------
        The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may adopt such rules and regulations as may be necessary to carry out the purposes hereof. The Committee's interpretation and construction of any provision of the Plan shall be final and conclusive.

9.02.   Indemnification of the Committee
        --------------------------------

        The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising out of a member's own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.

9.03.   Powers of the Committee
        -----------------------

        In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify the amount and kind of benefits from time to time payable to Participants and their Beneficiaries under the Plan, to authorize all disbursements for such purposes, and to determine whether a Participant is entitled to a benefit under the Plan.

9.04.   Information
        -----------

        To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.

9.05.   Claims Procedure
        ----------------

        The benefit claims review procedure set forth in the Pension Plan, as amended from time to time, is incorporated herein by reference and made applicable to the Plan.

                        A.T. Massey Coal Company, Inc.
                           Supplemental Benefit Plan
                           Effective January 1, 1995

                                   ARTICLE X

                                 MISCELLANEOUS

10.01.  Binding Nature
        --------------

        The Plan shall be binding upon the Company, any participating Affiliates and its successors and assigns; subject to the powers set forth in Article VI, and upon a Participant, his or her Beneficiary, and either of their assigns, heirs, executors and administrators.

10.02.  Governing Law
        -------------

        To the extent not preempted by federal law, the Plan shall be governed and construed under the laws of the Commonwealth of Virginia (including its choice of law rules, except to the extent those rules would require the application of the law of a state other than Virginia) as in effect at the time of their adoption and execution, respectively.

10.03.  Use of Masculine and Feminine; Singular and Plural
        --------------------------------------------------

        Masculine pronouns wherever used shall include feminine pronouns and the use of the singular shall include the plural.

10.04.  No Guarantee of Employment
        --------------------------

        The Plan does not in any way limit the right of the Company or an Affiliate at any time and for any reason to terminate the Participant's employment or such Participant's status as an Eligible Employee. In no event shall the Plan, by its terms or by implication, constitute an employment contract of any nature whatsoever between the Company or an Affiliate and a Participant.

                        A.T. Massey Coal Company, Inc.
                           Supplemental Benefit Plan
                           Effective January 1, 1995

                                   ARTICLE XI

                                    ADOPTION
                                    --------

        The Company has adopted this Plan pursuant action taken by the Board.

        As evidence of its adoption of the Plan, A.T. Massey Coal Company, Inc. has caused this document to be signed by its Senior V.P. and General Counsel,
                                             -------------------------------
this 13/th/ day of September, 1995, effective January 1, 1995.
     ------        ---------

                                  A.T. MASSEY COAL COMPANY, INC.


                                  By: /s/ James L. Gardner
                                      -----------------------------------------
                                      Senior Vice President and General Counsel

                                   EXHIBIT I

              PARTICIPANTS IN THE A.T. MASSEY COAL COMPANY, INC.
                           SUPPLEMENTAL BENEFIT PLAN

                                   EXHIBIT I

         ADDITIONAL PARTICIPANTS IN THE A.T. MASSEY COAL COMPANY, INC.
                           SUPPLEMENTAL BENEFIT PLAN

                                   EXHIBIT 1

         ADDITIONAL PARTICIPANTS IN THE A.T. MASSEY COAL COMPANY, INC.
                           SUPPLEMENTAL BENEFIT PLAN